Other Provisions (Tables)	12 Months Ended
Jun. 30, 2021
Other Provisions1 [Abstract]
Other Provisions

	SA Rand
Figures in million	2021	2020
Provision for silicosis settlement (a)	854	892
Retirement benefit obligation (b)	247	193
Total other provisions	1 101	1 085
Current portion of other provisions	175	175
Non-current portion of other provisions	926	910
.

Disclosure of Provision for Silicosis Settlement
The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2021	2020
Balance at beginning of year	892	942
Change in estimate	80	36
Time value of money and inflation component	52	69
Payments to Tshiamiso Trust and claimant attorneys	(170)	(155)
Balance at end of year	854	892
Current portion of silicosis settlement provision	175	175
Non-current portion of silicosis settlement provision	679	717

Disclosure of the Impact of a Reasonable Change in Certain Key Assumptions	The impact of these reasonable possible changes on the assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2021	2020
Effect of an increase in the assumption:
Change in benefit take-up rate[1]	85	72
Change in silicosis prevalence[2]	85	72
Change in disease progression rates[3]	42	36
Effect of a decrease in the assumption:
Change in benefit take-up rate[1]	(85)	(72)
Change in silicosis prevalence[2]	(85)	(72)
Change in disease progression rates[3]	(42)	(36)
[1]Change in benefit take-up rate: the take-up rate does not significantly affect the administration fees, but a 10% change results in a proportionate change in the base compensation values.
[2]Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour numbers or a 10% change in the disease risk.
[3]Change in disease progression rates: a 10% shorter/longer disease progression period was used, which results in more advanced silicosis cases. This assumption is not applicable to the dependant or TB classes.

Disclosure of Unfunded Obligations and Net Liability of Defined Benefit Plan

	SA Rand
Figures in million	2021	2020
Present value of all unfunded obligations	247	193
Current employees	99	56
Retired employees	148	137

The movement in the retirement benefit obligation is as follows:
Balance at beginning of year	193	201
Acquisition of Mponeng operations and related assets	27	—
Contributions paid	(12)	(12)
Other expenses included in staff costs/current service cost	1	2
Finance costs	22	19
Net actuarial (gain)/loss recognised in other comprehensive income during the year	16	(17)
Balance at end of year (non-current)	247	193
The net actuarial loss for 2021 mainly resulted from the shortfall related to the take-on of the Mponeng operation medical benefit obligation. (2020: net actuarial gain was mainly due to an increased discount rate as well as a decline in members).

	SA Rand
Figures in million	2021	2020
The net liability of the defined benefit plan is as follows:
Present value of defined benefit obligation	247	193
Fair value of plan assets	—	—
Net liability of defined benefit plan	247	193